MUTUAL FUND SERIES TRUST

March 19, 2019

The information Supplements certain disclosures contained in the

Prospectus for the Funds, dated November 1, 2018, as supplemented January 31, 2019.

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The following information is hereby added to the section of the Funds’ Prospectus entitled “APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS”:

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

  Shares purchased through a Morgan Stanley self-directed brokerage account

  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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You should read this Supplement in conjunction with the Prospectus, any Summary Prospectus and the Statement of Additional Information for the Funds, each dated November 1, 2018, as supplemented January 31, 2019, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-866-447-4228 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.